EXHIBIT 99.1

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002


     I, Leon Nowalsky, state and attest that:

     (1)  I am the President of Riverbend Telecom, Inc. (the "issuer").

     (2) Accompanying this certification is the Form 10-KSB for the year ended December 31, 2002, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange act of 1934 (the "Exchange Act"), which contains financial statements.

     (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     * the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

     * the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

     (4) A signed original of this written statement required by Section 906 has been provided to Riverbend and will be retained by Riverbend and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Leon Nowalsky
-------------------------
Leon Nowalsky
Date:  March 31, 2003